Sandler O’Neill Meetings April 22, 2014

TABLE OF CONTENTS Company Overview Slide 3 P&C Companies Slide 4 Life Company Slide 4 2013 Highlights Slide 5 2020 Vision Slide 6 Life Company Objectives Slide 7 Enterprise Risk Management Slide 8 Additional Issues / Actions Workers’ Comp Line Update Slide 9 Small Business Unit Update Slide 10 2014 Reinsurance Changes Slide 11 New Branch for E&S Slide 12 Usage-based Driving Slide 13 Brand Refreshing Slide 14 Smart Phone Apps Slide 15 Economic/Market Conditions Slide 16 Rate Improvement Slide 17 Premium Growth Slide 18 Organic Growth Slide 19 Underwriting Performance Slide 20 Financial Performance Slide 21 Reserving Slide 22 Portfolio Management Slide 23 Total Investment Yield Slide 24 Equity Portfolio Slide 25 Total Portfolio Slide 25 Stock Price Improvement Slide 26 Capital Management Slide 27 Compensation Alignment w/SH Slide 28 Organizational Alignment w/SH Slide 29 Key Investment Considerations Slide 30 Appendix 2

United Fire Group, Inc. (NASDAQ: UFCS) • Super–regional • Provider of a complete line of insurance products • Founded in 1946; and based in Cedar Rapids, Iowa • Six regional offices plus a new office in Los Angeles, CA • $783 million in shareholders’ equity at 12/31/2013 • Approximately 960 employees COMPANY OVERVIEW 3

COMPANY OVERVIEW P& C Companies • Rated “A” (Excellent) by A.M. Best • 90% commercial lines / 10% personal lines • Licensed in 43 states and the District of Columbia, active in 33 • Represented by approximately 1,200 independent agencies • At 12/31/2013, $723 million in net written premiums United Life Insurance Co. • Rated “A-” (Excellent) by A.M. Best • 69% annuities / 31% traditional life insurance products • Licensed in 37 states, active in 35 • Represented by approximately 1,000 independent agencies • At 12/31/2013, $4 billion of net life insurance in force 4

2013 HIGHLIGHTS • GAAP combined ratio improved to 94.8% from 101.2% • Book value grew 7% to $30.87 • Catastrophe losses were $30 million or 4.4 percentage points of the combined ratio, down slightly from our expected CAT load of 6% • GAAP expense ratio was consistent at 31.8% • Pure loss ratio improved in both commercial lines and personal lines • Policy retention remained high at 82% • Mercer integration substantially completed 5

CURRENT AND LONG-TERM OBJECTIVES • Expand our agency plant and penetration • Leverage our existing product portfolio • Expand our geographic footprint • Enter the Excess & Surplus lines • New Branch in Los Angeles as of February 1, 2014 • Continue to capitalize on strategic growth opportunities • Objectives: • Increase ROE • Increase Written Premium • Provide best-in-class service • Be a “best place to work” so as to recruit and retain the best employees 2020 Vision 6

• Geographic expansion – eight new states in 2013 (currently receiving premium in five of those states) • Life / Fixed Annuity mix – goal is 50/50 in order to reduce exposure to interest sensitive products • Lapse ratio under 6% (5.5% in 2013) • Automation commitment (ease of doing business) LIFE COMPANY – OBJECTIVES 7

 ERM management committee meets quarterly  Board of Directors risk management committee oversees ERM effort – Management reviews risk metrics with risk management committee – Risk appetite statement developed – Economic capital modeling used to assess risk  ORSA ENTERPRISE RISK MANAGEMENT (ERM) 8

ADDITIONAL ISSUES / ACTIONS Workers’ Compensation Line Update – Addressing Severity  Underwriter referrals on all renewals with high hazard classes  New “Cost Control” program with heavy focus on safety & injury management  Focus on appropriate rate vs. hazard class  Additional/advanced underwriting training on severity exposures  Predictive modeling on accounts above $10k in premium  Reassigned underwriters and supervisors to more appropriately align underwriting skills  Increased focus on underperforming agents  Re-underwrote accounts with large losses 9

ADDITIONAL ISSUES / ACTIONS Small Business Unit Update  Assessment perspectives – Enhanced workflow – Enhanced class offerings – Enhanced coverage options – Enhanced pricing sophistication  Distinct profit center  2013 growth in written premium of 13.7% 10 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2008 2009 2010 2011 2012 2013 BOP Written Premium/Growth (8.1%) (6.2%) 98.5% 13.7% 5.7% (2.8%) NOTE: Significant increase between 2011 and 2012 is due to the inclusion of Mercer Insurance Group – 2011 and prior does not include Mercer

2014 Reinsurance Programs Catastrophe program • Renewed with ROL (rate on line) down 15% and adjustable rate down 25% • $230 million excess of $20 million retention • No co-participation on losses • 96-hour limit rather than 72-hour limit Core program • $2 million retention • $13 million per risk property coverage • $38 million per occurrence casualty coverage • $20 million maximum any one life ADDITIONAL ISSUES / ACTIONS 11

ADDITIONAL ISSUES /ACTIONS New Branch Office for E&S Line of Business  Effective February 1, 2014  Located in Los Angeles, California  First policies effective in 1Q2014  Initially write business in states of CA, OR, NV, AZ 12

ADDITIONAL ISSUES / ACTIONS Usage-based driving / Telematics  Advantages – Driver behavioral changes – Analytics (health of auto, youth-driving trends) – Usage-driven risk assessment for premium adequacy  Current program – Scoping process completed in 2013 – Pilot program in 2014 13 Image of UBI devise courtesy of Intelligent Mechatronic Systems Inc. (IMS)

ADDITIONAL ISSUES / ACTIONS Branding “Refresh” Project  “Refreshed” logo  More unified look and feel across all regional offices  Unified message (both internal and external)  Creation of a dynamic identity – UFG rather than United Fire Group  Newly appointed VP of Marketing 14

ADDITIONAL ISSUES / ACTIONS Smart Phone Apps 15 Tap into United Life for: • Customer searches • Policy and client details • Term and Whole Life quotes • Company publications • Current interest rates • Company contacts (P&C App currently under development for 2014)

ECONOMIC/MARKET CONDITIONS • Positive rate environment for nine quarters • Rate increases are expected through 2014 • Positive audit premium for the last nine quarters • Our insureds continue to add exposures at renewal • Policy count growth opportunities 16

RATE IMPROVEMENT -16.00% -12.00% -8.00% -4.00% 0.00% 4.00% 8.00% UFG MarketScout CIAB CLIPS Rate Change Comparison Sources: marketscout.com; ciab.com; towerswatson.com 17

PREMIUM GROWTH 18 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Net Written Premiums ($ in 1,000's)

ORGANIC GROWTH 19 YTD 2012 1Q2013 2Q2013 3Q2013 4Q2013 YTD 2013 Growth Components Rate Increases…………………………. 6.0% 6.8% 5.2% 8.0% 6.2% 7.7% New Business………………………….. 3.5% 1.8% 3.0% 3.1% 2.4% 2.1% Exposure Increases………………….. 3.0% 0.5% 0.8% 4.1% 0.8% 0.8% Overall Organic Growth………… 12.5% 9.1% 9.0% 15.2% 9.4% 10.6% Loss costs remain at approximately 3.5% according to a recent Towers Watson report

UNDERWRITING PERFORMANCE GAAP Combined Ratio 20 81.3% 113.9% 115.2% 99.9% 112.1% 101.2% 94.8% 0% 20% 40% 60% 80% 100% 120% 140% 2007 2008 2009 2010 2011 2012 2013 49.0% 65.9% 70.1% 64.2% 61.3% 59.4% 58.6% 3.0% 18.6% 13.8% 4.7% 15.1% 10.3% 4.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2007 2008 2009 2010 2011 2012 2013 Non-cat Losses Cat Losses Catastrophe Loss Contribution NOTE: Improvement in core loss ratio every year since 2009

FINANCIAL PERFORMANCE $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 ROE averaged 7.6% (including unrealized gains/losses) Between 2001 and 2013 $30.87 21 Book Value Per Share

RESERVING Median: 9.0% NOTE: 2008 and 2009 reflect litigation costs associated with Hurricane Katrina 22 -10% -5% 0% 5% 10% 15% 20% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Prior Year Reserve Development as % Premiums Earned

PORTFOLIO MANAGEMENT Conservative Investment Philosophy Manage our own portfolios • We maintain a fixed-to-equity ratio of 90/10 How we are addressing the low interest rate environment • We continue to purchase quality investments rated investment grade or better • We more closely match duration of our investment portfolio to liabilities Portfolio yield of 3.7% and duration of 4.96 years at December 31, 2013 International corporate bond holdings account for approximately 8% of the fixed asset portfolio Highly Rated Fixed Income Portfolio NOTE: Baa/BBB comprised of mostly corporate bonds of well-known brands with little likelihood of default. 23 0% 5% 10% 15% 20% 25% 30% 35% 40% AAA AA A BBB Below BBB 2013 2012

TOTAL INVESTMENT YIELD 24 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Life Insurance Segment 6.3% 6.1% 6.4% 5.9% 6.2% 5.2% 5.0% 4.5% 4.1% 4.1% P&C Insurance Segment 4.4% 4.9% 4.7% 5.5% 3.7% 3.4% 3.7% 2.8% 3.1% 3.0% Total Invested Assets 5.7% 5.7% 5.7% 5.7% 5.1% 4.5% 4.5% 3.8% 3.7% 3.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Investment Yield Life Insurance Segment P&C Insurance Segment Total Invested Assets

PORTFOLIO MANAGEMENT Corporate Bonds 45% U.S. Treasury Bonds 1% Municipal Bonds 24% Equities 7% Agency Securities 19% Private Placements 4% Total Portfolio Equity Portfolio 25 Financials 37.1% Industrials 15.8% Healthcare 13.0% Utilities 7.2% Energy 6.9% Consumer Staples 6.0% Info Tech 4.1% Materials 4.1% Telecom Svc 3.2% Consumer Discretionary 2.6%

STOCK PRICE IMPROVEMENT 52-week high 34.21; low $22.11; current $29.00; book value $30.87 26 $20.00 $25.00 $30.00 $35.00 High Low Close BV $29.30BV $29.00BV $30.01BV $28.90 BV $30.87 2013 2014

HISTORICAL CAPITAL MANAGEMENT

	2010	2011	2012	2013	2010-2013
Total Shares O/S	26,195,552	25,505,350	25,227,463	25,360,893	
Shares Repurchased	343,328	702,947	340,159	59,603	1,446,037
As % of Beginning Net Shares	1.3%	2.8%	1.3%	0.2%	5.7%
Average Repurchase Price/share	$ 18.29	$ 17.69	$ 21.46	$ 27.58	$ 21.26
Total Repurchased	$ 6,280,042	$ 12,433,158	$ 7,306,236	$ 1,645,885	$ 27,665,321
Dividends/share	$ 0.60	$ 0.60	$ 0.60	$ 0.69	$ 2.49
Dividend Payments	$ 15,773,889	$ 15,507,401	$ 15,269,472	$ 17,483,803	$ 64,034,565
Total Capital Returned to SH	$22,053,931	$27,940,559	$22,575,708	$19,129,688	$91,699,886

Acquisition of Mercer Insurance	$ 1,495,598	$ 37,311,140	$ 1,673,000	$ -	$ 40,479,738



Premium to Surplus Ratio
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.5
1.2
1.2
0.8
0.7
0.8
0.8
0.7
0.9
1.1
1.1
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

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COMPENSATION ALIGNMENT TOWARD SHAREHOLDER VALUE 2013 Threshold Target Maximum Actual Performance Indicators (%) (%) (%) Results Chief Executive Officer Return on Equity (ex. AOCI) 8.0% 12.0% 16.0% 12.2% Corporate Growth 2.5% 5.0% 7.5% 10.6% All Others Return on Equity (ex. AOCI) 8.0% 12.0% 16.0% 12.2% Business Unit Loss Ratio 58.0% 50.5% 43.0% 48.1% Cost Center Expense Ratio 4.0% 3.5% 3.0% 3.0% Program includes other metrics specific to job function 2013 Plan Goals Maximize Shareholder Value 28

ORGANIZATIONAL ALIGNMENT TOWARD SHAREHOLDER VALUE  Profitable organic and strategic growth  Competitive advantage – Local market knowledge – Strong agency relationships – Disciplined underwriting – Service center – Exceptional customer service – Superior loss control services – Fair and ethical claims handling – Efficient and effective technology  Deep, tenured management team  Active capital management Maximize Shareholder value through growth in book value per share 29

• Expanded geographic presence through acquisition • Growth opportunities through recent acquisitions and existing markets • Decentralized underwriting and marketing • Opportunities for efficiencies • Exposure management ------------------------------------------------------------------------------------------- • Historically reported favorable loss reserve development • Conservative investment philosophy • Strong balance sheet • No debt • Historically reported favorable loss reserve development ------------------------------------------------------------------------------------------- • Proactive capital management • Paid a quarterly dividend since 1968 • Dividend yield at 12/31/2013 of 2.4% • 20% increase in the dividend on May 15, 2013 KEY INVESTMENT CONSIDERATIONS 30 Ca p it al V al u at io n O p era ti o n s

Appendix

APPENDIX Senior Management Slide 33 4Q13 and 2013 Highlights Slide 34 Financial Summary Slide 35 P&C Financial Highlights Slide 36 Definitions/Reconciliations Slide 37 Exposure Management Slide 38 Modeled v. Actual Losses Slide 39 Expertise (Businesses) Slide 40 Agency Philosophy Slide 41 Commission Strategy Slide 42 Reserving Philosophies Slide 43 Claims Philosophies Slide 43 Capital Mgmt. Philosophy Slide 44 2014 Product Niches Slide 45 Top Eight States Slide 46 Notes Slide 47 Notes (additional) Slide 48 Forward-Looking Statements Back Pg. 32

SENIOR MANAGEMENT RANDY A. RAMLO President/CEO Years at UFG: 30 Years in Industry: 30 MICHAEL T. WILKINS Executive Vice President Years at UFG: 28 Years in Industry: 28 DIANNE M. LYONS Vice President/CFO Years at UFG: 30 Years in Industry: 30 DAVID E. CONNER Vice President/CCO Years at UFG: 15 Years in Industry: 32 BARRIE W. ERNST Vice President/CIO Years at UFG: 11 Years in Industry: 33 NEAL R. SCHARMER Vice President/Gen. Counsel Years at UFG: 18 Years in Industry: 23 Average Years at UFG: 22 Average Years in Industry: 29 33

4Q13 and 2013 Highlights 34 Note: ROE is calculated as net income divided by YTD average shareholders’ equity 2013 2012 2013 2012 EPS - Operating $1.00 ($0.12) $2.76 $1.44 Combined Ratio - GAAP 89.0% 111.1% 94.8% 101.2% ROE 10.1% 5.6% Catastrophe Losses $3.0 mm $30.2 mm $30.2 mm $64.7 mm Impact to Combined Ratio 1.7 pts 18.0 pts 4.4 pts 10.3 pts Impact to earnings per share ($0.08) ($0.77) ($0.77) ($1.65) Prior year favorable reserve development $8.5 mm NA $57.5 mm NA Impact to combined ratio (4.9) pts NA (8.3) pts NA Impact to earnings per share $0.23 NA $1.46 NA Three Months Ended December 31, Twelve Months Ended December 31,

FINANCIAL SUMMARY

(GAAP, $ in thousands except per share values)	2013	2012	2011	2010	2009
Selected Income Statement Items					
Net Premiums Earned	$ 754,846	$ 694,994	$ 586,783	$ 469,473	$ 478,498
Net Income / (Loss)	76,140	40,212	11	47,513	(10,441)
Realized Gains / (Loss), net of tax	5,652	3,544	4,186	5,518	(8,566)
Operating Earnings / (Loss), net of tax	70,488	36,668	(4,175)	41,995	(1,875)
Selected Balance Sheet Items					
Cash and Investments	$3,142,330	$3,151,829	$3,052,535	$2,662,955	$2,542,693
Total Assets	3,720,672	3,694,653	3,618,924	3,007,439	2,902,544
Shareholders' Equity	782,833	729,177	696,141	716,424	672,735
Capital & Surplus (SAP) - P&C Only	668,766	585,986	565,843	594,308	556,265
Per Share Analysis					
Operating Income / (Loss) per Diluted Share	2.76	1.44	(0.16)	1.60	(0.07)
Net Income / (Loss) per Diluted Share	2.98	1.58	-	1.80	(0.39)
Dividends per Share	0.69	0.60	0.60	0.60	0.60
Book Value per Share	30.87	28.90	27.29	27.35	25.35
Profitability Analysis	%	%	%	%	%
Loss and Loss Settlement Expense Ratio	63.0	69.7	76.4	68.9	83.9
Expense Ratio	31.8	31.5	35.7	31.0	31.3
Combined Ratio	94.8	101.2	112.1	99.9	115.2
Combined Ratio (ex CATs & Hurr. Katrina Litigation)	90.4	90.9	97.0	95.2	101.4
ROAE	10.1	5.6	-	6.8	(1.6)
Operating ROAE	12.2	5.1	(0.6)	6.0	(0.3)

Note: Return on Equity is calculated as Net Income divided by YTD average stockholders' equity

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35

P&C OPERATING SEGMENT FINANCIAL HIGHLIGHTS 36 (GAAP, $ in thousands except per share values) 2013 2012 2011 2010 2009 Commercial Net Premiums Written $ 640,539 $ 576,076 $ 481,520 $ 363,806 $ 380,727 Net Premiums Earned 613,878 551,846 464,942 370,479 394,000 Loss and Loss Settlement Expenses 384,629 367,208 331,320 271,184 338,094 Loss and Loss Settlement Expense Ratio 62.7% 66.5% 71.3% 73.2% 85.8% Personal Net Premiums Written $ 67,803 $ 64,846 $ 57,133 $ 40,807 $ 38,208 Net Premiums Earned 65,908 63,092 55,568 39,731 35,735 Loss and Loss Settlement Expenses 47,744 54,268 51,725 25,576 23,641 Loss and Loss Settlement Expense Ratio 72.4% 86.0% 93.1% 64.4% 66.2% Assumed Net Premiums Written $ 14,479 $ 14,409 $ 13,270 $ 10,295 $ 5,892 Net Premiums Earned 14,406 14,473 13,261 10,163 5,942 Loss and Loss Settlement Expenses 4,980 17,661 24,786 (7,323) 3,986 Loss and Loss Settlement Expense Ratio 34.6% 122.0% 186.9% (72.1%) 67.1% Total Net Premiums Written $ 722,821 $ 655,331 $ 551,923 $ 414,908 $ 424,827 Net Premiums Earned 694,192 629,411 533,771 420,373 435,677 Loss and Loss Settlement Expenses 437,353 439,137 407,831 289,437 365,721 Loss and Loss Settlement Expense Ratio 63.0% 69.8% 76.4% 68.9% 83.9% Segment Net Income / (Loss) $ 67,456 $ 33,512 $ (7,639) $ 34,726 $ (17,677)

DEFINITIONS AND RECONCILIATIONS NOT PREPARED IN ACCORDANCE WITH GAAP Operating income is a commonly used Non-GAAP financial measure of net income excluding realized capital gains and losses and related federal income taxes. Because our calculation may differ from similar measures used by other companies, investors should be careful when comparing our measure of operating income to that of other companies. Management evaluates this measurement and ratios derived from this measurement because we believe it better represents the normal, ongoing performance of our businesses. 37 (GAAP, $ in thousands) 2013 2012 2011 2010 2009 2008 2007 Net Income / (Loss) $ 76,140 $ 40,212 $ 11 $ 47,513 $ (10,441) $(13,064) $ 111,392 Realized Investment Gains / (Losses), after tax $ 5,652 $ 3,544 $ 4,186 $ 5,518 $ (8,566) $ (6,749) $ 6,286 Net Operating Income / (Loss) $ 70,488 $ 36,668 $ (4,175) $ 41,995 $ (1,875) $ (6,315) $ 105,107 Earnings / (Losses) Per Share, diluted $ 2.98 $ 1.58 $ - $ 1.80 $ (0.39) $ (0.48) $ 4.03 Operating earnings / (Loss) Per Share, diluted $ 2.76 $ 1.44 $ (0.16) $ 1.60 $ (0.07) $ (0.23) $ 3.80 Return on Equity 10.1% 5.6% 0.0% 6.8% (1.6%) (1.9%) 15.6% Note: Return on Equity is calculated as Net Income divided by YTD average stockholders' equity

EXPOSURE MANAGEMENT Managing Catastrophe Exposure • 100-year PMLs below 2006 levels despite expanded portfolio due to Mercer Group transaction • Managing geographic exposures to reduce coastal and other risks • Updating policy terms and conditions • Policies written ex-wind • Policies written with wind exclusion 38 $- $50 $100 $150 $200 $250 $300 HURRICANE PML: 100-YEAR RETURN PERIOD RMS AIR * Reflects RMS v 11 model change and an inclusion of Mercer Ins. Grp. exposures ** Reflects RMS v 13 model change and an inclusion of Mercer Ins. Grp. exposures

EXPOSURE MANAGEMENT Modeled vs. Actual Losses from Historical Storms 39 Avg Modeled Actual Actual to Avg ($ in millions) Gross Loss ($) Loss ($) Model Miss (%) Katrina 483.7 389.4 24.2 Rita 49.2 34.9 41.2 Gustav 60.7 14.5 319.0 Ike 22.7 30.0 (24.7) Isaac 4.1 3.3 22.8 Irene 17.2 6.4 168.3 Sandy 55.2 20.0 176.0

EXPERTISE WITH “MAIN STREET” BUSINESSES Percent of DESCRIPTION (Property and Casualty) Total DWP Concrete Construction Including Flat Work 8 Carpentry - residential 7 Excavation 7 Lessors' risk 6 Carpentry - commercial 4 Land grading / earth moving 4 Automobile repair or service shops 4 Electrical work 4 Metal goods manufacturing / machine shops 4 Plumbing - commercial 3 Plumbing - residential 3 Roofing - commercial 3 Landscape gardening 3 Heating and air conditioning 2 Restaurants 2 TOTALS 64 NWP by Product Line Top 15 Classes Show Main Street Focus 40 Twelve months ended 12/31/2013 - NPW NPW Property/Casualty ($ in millions) $ % Fire & Allied Lines 213.5 29.5% Automobile 175.8 24.3% Other Liability 210.9 29.2% Workers' Compensation 85.4 11.8% Surety 19.2 2.7% Miscellaneous 3.5 0.5% Reinsurance (Assumed) 14.5 2.0% Total 722.8

• We continually monitor agencies for compatibility • Criteria: loss ratio, volume, relationship • We seek “top three” position (as measured by direct premiums written) • We seek agencies that focus on providing value-added services to their customers • Our best agencies are medium-sized working in urban communities with strong economic growth • We offer competitive performance-based compensation • We contract with more than 1,200 independent agencies • Average agency size: $630,000 • Size of largest agency: $10.3 million • Premium from our top 20: $122.5 million • Premium from our top 100: $294.9 million AGENCY PHILOSOPHY 41

COMMISSION STRATEGY  Be competitive, but not excessive  Support our corporate goals by encouraging agents to place and retain business in geographic locations targeted for organic growth  Effectively balance commissions with other incentives – As part of a total compensation package 42

RESERVING Claims Handling Philosophy • FAIR claims service • FAST claims service • Use of outside adjusters is infrequent, allowing us to more closely control the adjusting function • We employ top industry fraud predictive analytics technology Reserving Philosophy • We historically reported favorable loss reserve development • We employ conservative reserving practices • We reserve on a case basis with some pessimism • We reserve for IBNR and LAE using actuarial methods 43

• Strong economic capital position • Prudent reinsurance programs • Outstanding debt paid off in July 2012 • History of consistently conservative reserves • Use of capital – acquisition of Mercer Insurance Company CAPITAL MANAGEMENT PHILOSOPHY 44 Avg. Price No. Shares Total Price Share Repurchase Per Share ($) Repurchased ($ in millions) 12 Months Ended 12/31/2010 18.29 343,328 6.3 12 Months Ended 12/31/2011 17.69 702,947 12.4 12 Months Ended 12/31/2012 21.46 340,159 7.3 12 Months Ended 12/31/2013 27.58 59,603 1.6

2014 PRODUCT NICHES • Religious Institutions – Churches • Auto Service and Repair Garages • Garbage Refuse Haulers • Condominiums • Small Artisan Service and Repair contractors • Retail Small Business (Business Owners Program) • Land Improvement Contractors (Excavation, Land Grading) • Commercial Output Program (Manufacturing) • Contractors E & O • Mechanical Contractors • Plumbing & Heating Contractors • Metal Goods Fabricators • Machine Shops • Restaurants • Golf Courses • Winery Program • Aggregate Truckers (Sand and Gravel Haulers) • Peripheral Oil Field Contractors • Inland Marine • Micro Brewers • Water Well Drillers • Agriculture Service Contractors • Program Business • Commercial Roofers • Hardware Stores 45

TOP EIGHT STATES 46 Twelve months ended 12/31/13 - NPW DPW Property/Casualty ($ in millions) $ % Texas 104.8 13.9% Iowa 93.0 12.3% California 79.3 10.5% New Jersey 52.0 6.9% Missouri 47.8 6.3% Illinois 38.0 5.0% Louisiana 36.4 4.8% Colorado 36.0 4.8% All Other States 267.4 35.5%

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part I Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 3, 2014 and any subsequent quarterly reports on Form 10-Q. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Reconciliations of non-GAAP measures are on Page 38 of this presentation and also available in our quarterly news releases, which are available on the Investors Relations page of our website www.UnitedFireGroup.com. 47